CONSULTING AGREEMENT


THIS CONSULTING AGREEMENT (the "Agreement"), dated August 30, 1995, by and between Celtics Limited Partnership, a Delaware limited partnership (the "Partnership"), and Alan N. Cohen (the "Consultant").


                             W I T N E S S E T H


WHEREAS, the Consultant is willing to make himself available to provide, upon the written request of the Partnership, certain specified consulting services to the Partnership and any of its Affiliates and the Partnership is willing to compensate the Consultant for such consulting services, all upon the terms, covenants and conditions hereinafter set forth;

WHEREAS, the Partnership desires to (i) keep confidential all information regarding the Partnership and its Affiliates and their business and operations and (ii) secure the Consultant's agreement not to compete with the Partnership or its Affiliates in certain circumstances and for certain time periods described in this Agreement;

WHEREAS, the Consultant understands the necessity of keeping the aforementioned information confidential, recognizes the proprietary nature of such information, and is willing not to compete with the Partnership or its Affiliates in the circumstances and for the time periods specified in this Agreement; NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:





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      A.  Definitions.

            1. "Affiliate" means any Person now or hereafter controlling, controlled by or under common control with another Person.

            2. "Competitive Activity" means activity, without the written consent of an authorized representative of the Partnership (which consent shall not be unreasonably withheld), consisting of the Consultant's participation (directly or indirectly) in the management or ownership of, or his acting as a consultant for or employee of, any business operation of any enterprise which directly or indirectly owns, operates, manages or acts as a consultant for any sports franchise located in Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island or Vermont.

            3. "Person" means any individual, partnership, firm, corporation or other business entity.

      B.  Term.

This Agreement shall commence on the date hereof and shall continue for a period of three (3) years. Thereafter, this Agreement may be extended for such periods, and upon such terms and conditions, as the parties may mutually agree in writing.

      C.  Compensation.

The Partnership shall pay to the Consultant, and the Consultant shall accept from the Partnership in full payment for the Consultant's agreement to render consulting services hereunder, an annual retainer of Two Hundred Sixty Thousand Dollars ($260,000.00), payable annually on each anniversary date of this Agreement. The Partnership shall withhold such sums from the Consultant's compensation as may be required by applicable tax law. The compensation shall continue to be paid notwithstanding the death or disability of the Consultant.

      D.  Consulting Services.

            1. The duties of the Consultant are to consult only on such matters as may be deemed appropriate and necessary as determined by Paul E. Gaston in his capacity as Chairman of the Board and Chief Executive Officer of Boston Celtics Corporation, which is the general partner of the Partnership, from time to time. All communications by the Consultant pursuant to this Agreement shall be with Paul E. Gaston. During the term of this Agreement, the Consultant shall not have any contacts or communications pertaining to the affairs or businesses of the Partnership or any of its "affiliates" or "associates" (as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) with any other person who is an officer, director or employee of the Partnership or any such affiliate or associate unless such contacts or communications have been approved in writing by Paul E. Gaston. The Consultant hereby accepts and agrees to such retention and agrees to make himself reasonably available at such times and such places as he shall decide, subject to all of his other activities and commitments, to the Partnership for such consultations. The Consultant shall not be required to consult for any particular amount of time, and may consult by telephone.



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            2.  The Consultant agrees to perform his duties and
responsibilities hereunder in good faith and in compliance with all applicable laws, rules and regulations.

      E.  Nondisclosure.

The Consultant agrees not to disclose, during the three (3) year period during which he is entitled to receive payments pursuant to this Agreement, to any person not employed on a full-time basis by the Partnership or any Affiliate thereof, or not engaged to render services to the Partnership or any Affiliate thereof, except with the prior written consent of Paul E. Gaston in his capacity as Chairman of the Board and Chief Executive Officer of Boston Celtics Corporation, any confidential information obtained by him while in the employ of the Partnership or any Affiliate thereof; provided, however, that this provision shall not preclude the Consultant from the use or disclosure of information known generally to the public or of information not considered confidential by the Partnership or from disclosure required by law or court order. The agreement made in this Section 5 shall be in addition to, and not in limitation or derogation of, any obligations otherwise imposed by law or by separate agreement upon the Consultant in respect of confidential information of the Partnership or any Affiliate thereof.

      F.  Noncompetition.

The Consultant agrees that he will not engage in any Competitive Activity during the three (3) year period during which he is entitled to receive payments pursuant to this Agreement.

      G.  Notice.

For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

            (i)   if to the Consultant:

                  Alan N. Cohen
                  c/o Alfred D. Youngwood, Esq.
                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York  10019-6064

                  with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York  10019-6064
                  Attention:  Neale M. Albert, Esq.

            (ii)  if to the Partnership:

                  Celtics Limited Partnership
                  151 Merrimac Street
                  Boston, Massachusetts  02114
                  Attention:  Thomas M. Bartlett, Jr.

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            with a copy to:

                  Dickstein, Shapiro & Morin, L.L.P.
                  2101 L Street, N.W.
                  Washington, D.C.  20037
                  Attention:  John W. Griffin, Esq.

or to such other address as either party may have furnished to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

      H. Benefit and Burden.

The obligations of the Consultant are personal to the Consultant and shall not be assigned or transferred without the express written consent of the Partnership. Subject to the preceding sentence, this Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective legatees, distributees, estates, executors, administrators, personal representatives, heirs, successors and assigns, and other legal representatives.

      I.  Relationship of Parties.

This Agreement shall be construed to create the relationship of contractor and independent contractor between the Partnership and the Consultant. In no event shall the Consultant be deemed to be an employee of the Partnership and the Consultant shall not at any time be deemed to be an agent of the Partnership or have any power to bind or commit the Partnership or otherwise act on the Partnership's behalf.

      J.  Miscellaneous.

            1. No change or modification of this Agreement shall be valid unless the same is in writing and signed by each of the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party against whom it is sought to be enforced. The failure of a party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same or other conditions, promises, agreements or understandings at a future time.

            2. This Agreement contains all of the promises, agreements, conditions, understandings, warranties and representations between the parties hereto with respect to the subject matter hereof, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, between them with respect to such matters other than as set forth herein. Any and all prior agreements between the parties hereto with respect to such matters are hereby revoked and are deemed null and void. This Agreement is, and is intended by the parties to be, an integration of any and all prior agreements or understandings, oral or written, with respect to the subject matter hereof.

            3. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to such jurisdiction's conflict of laws principles.

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            4.  The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

            5. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                   CELTICS LIMITED PARTNERSHIP

                                   By:  BOSTON CELTICS CORPORATION,
                                        its General Partner

                                   By: /s/ Paul E. Gaston
                                          Name:   Paul E. Gaston
                                          Title:  Chairman of the Board and
                                                  Chief Executive Officer

                                    CONSULTANT:


                                    /s/ Alan N. Cohen
                                    Alan N. Cohen